UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21488

Cohen & Steers Global Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Francis C. Poli

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2017. The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2017	Year Ended December 31, 2017
Cohen & Steers Global Infrastructure Fund—Class A	5.62%	18.90%
Cohen & Steers Global Infrastructure Fund—Class C	5.31%	18.19%
Cohen & Steers Global Infrastructure Fund—Class I	5.81%	19.30%
Cohen & Steers Global Infrastructure Fund—Class R	5.56%	18.70%
Cohen & Steers Global Infrastructure Fund—Class Z	5.81%	19.30%
FTSE Global Core Infrastructure 50/50 Net Tax Index[a]	4.78%	18.39%
S&P 500 Index[a]	11.42%	21.83%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]	The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of the worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Market Review

Global equities climbed to all-time highs in 2017, aided by synchronized global growth, low interest rates and the prospect of U.S. tax cuts. The U.S. economy accelerated toward 3% annualized growth and consumer confidence neared a 20-year high. Europe grew at its fastest pace in a decade following years of moderate recovery. Within Asia Pacific, China’s GDP growth continued to moderate, although it remained near 7% and the country’s industrial sector showed steady expansion. Growth in Japan picked up from lackluster levels, with improvements in both manufacturing and services.

Global listed infrastructure achieved strong returns in this environment, with sizable gains from a number of the group’s more-cyclical stocks. However, the asset class lagged the broad equity market, reflecting more-modest gains in utilities and weakness in midstream energy stocks.

Infrastructure and Tax Reform

The Tax Cuts and Jobs Act was signed into law on December 22, 2017, potentially benefiting infrastructure by adding fuel to an already healthy economy. The law has differing implications for specific sectors. Freight rail companies, for example, could see a large earnings boost due to a substantial reduction in the corporate tax rate, as they pay some of the highest effective tax rates among infrastructure businesses. Regulated utilities, on the other hand, seem to have generally less to gain from corporate tax cuts, as the benefit is usually passed through to customers in the form of lower rates.

Fund Performance

The Fund had a positive total return for the year and outperformed its benchmark, with the exception of class C shares, which slightly underperformed. Nearly all infrastructure sectors had gains in the period, with economically sensitive transportation sectors such as airports and toll roads generally posting the strongest returns. The less-cyclical communications sector also had a sizable gain, led by tower companies, which benefited from favorable growth prospects stemming from continued growth in data demand. Stock selection in communications was favorable, as the Fund was overweight towers and had no investments in satellite companies, which struggled amid reduced guidance related to increased competition.

Electric utilities underperformed as investors targeted other sectors with better growth prospects. Utilities also tend to be more sensitive to rising interest rates, which appeared poised to move higher. Our underweight and stock selection in the electric utilities sector aided performance, in part due to our underweight in California-based PG&E. The stock had a sizable decline amid concerns about the company’s potential liability for damage caused by recent wildfires in the state.

Midstream energy stocks significantly underperformed, reflecting uncertainty around distribution-rate cuts and expectations for slowing distribution-rate growth as certain companies took steps to become more self-funding. However, the sector ended the year on a positive note, rising in response to OPEC’s (the Organization of Petroleum Exporting Countries) announcement that it would extend oil production cuts through the end of 2018.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Stock selection in the midstream energy sector contributed to relative performance. We did not own Enbridge as it struggled through November, with investors seeking clarity on its funding plans. We then purchased the stock after the company announced it would raise equity and reduce its dividend growth guidance to a more achievable level—and it performed well in December. In addition, we had an out-of-index allocation to Cheniere Energy, which benefited from the ramp-up of liquefied natural gas (LNG) exports and plans for the continued build-out of its LNG facilities. Stock selection in the gas distribution and airport sectors aided relative returns as well.

Factors that detracted from relative performance included stock selection in the diversified sector. We had an overweight position in Macquarie Infrastructure, which declined. The company’s third-quarter earnings results, which were generally in line with guidance, were tepidly received, even as Macquarie announced another increase in its dividend. Stock selection in the toll roads and railways sectors also hindered performance. Within toll roads, we did not have a position in Abertis, a Spain-based company that rallied in response to receiving a takeover bid at a significant premium to its share price.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities contributed positively to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Most currencies appreciated against the U.S. dollar, including the euro, U.K. pound and Japanese yen. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net tailwind for absolute returns.

Sincerely,

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2017

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	13.55%[a]	17.19%[d]	—	—	—
1 Year (without sales charge)	18.90%	18.19%	19.30%	18.70%	19.30%
5 Years (with sales charge)	8.25%[a]	8.55%	—	—	—
5 Years (without sales charge)	9.25%	8.55%	9.60%	—	—
10 Years (with sales charge)	3.29%[a]	3.10%	—	—	—
10 Years (without sales charge)	3.77%	3.10%	4.11%	—	—
Since Inception[e] (with sales charge)	7.88%[a]	7.60%	—	—	—
Since Inception[e] (without sales charge)	8.24%	7.60%	8.60%	5.62%	6.14%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios for each class of shares as disclosed in the April 1, 2017 prospectus were as follows: Class A—1.35 and 1.35%; Class C—2.00% and 2.00%; Class I—1.08% and 1.00%; Class R—1.50% and 1.50%; and Class Z—1.00% and 1.00%. Through June 30, 2019, the investment advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in a index. The Fund’s performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.
[c]	The Linked Benchmark is represented by the performance of the S&P 1500 Utilities Index from December 31, 1994 through March 31, 2008, the Macquarie Global Infrastructure Index from April 1, 2008 through May 31, 2008, the UBS Global Infrastructure & Utilities 50/50 Index-net (UBS 50/50) from June 1, 2008 through March 31, 2015 and the FTSE Global Core Infrastructure 50/50 Net Tax Index (FTSE 50/50) thereafter. The benchmark was replaced on March 31, 2015 because UBS retired the UBS 50/50. The UBS 50/50 tracked a 50% exposure to global developed market utilities sector and a 50% exposure to global developed market infrastructure sector. The index was a free-float market-capitalization weighted and reconstituted annually with quarterly rebalances and was net of dividend withholding taxes. The FTSE 50/50 is a market-capitalization-weighted index of the worldwide infrastructure and infrastructure related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.
[d]	Reflects a contingent deferred sales charge of 1.00%.
[e]	Inception dates: May 3, 2004 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017—December 31, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period[a] July 1, 2017— December 31, 2017
Class A
Actual (5.62% return)	$1,000.00	$1,056.20	$6.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.61

Class C
Actual (5.31% return)	$1,000.00	$1,053.10	$10.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91

Class I
Actual (5.81% return)	$1,000.00	$1,058.10	$4.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

Class R
Actual (5.56% return)	$1,000.00	$1,055.60	$7.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.90	$7.37

Class Z
Actual (5.81% return)	$1,000.00	$1,058.10	$4.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

[a]	Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.30%, 1.95%, 0.95%, 1.45% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

December 31, 2017

Top Ten Holdings

(Unaudited)

Security	Value	% of Net Assets
Crown Castle International Corp.	$13,697,635	5.0
NextEra Energy	13,262,405	4.8
American Tower Corp.	11,085,031	4.0
Enbridge	10,840,034	3.9
Xcel Energy	8,987,814	3.3
American Water Works Co.	8,819,910	3.2
West Japan Railway Co.	8,258,031	3.0
Aena SME SA, 144A	7,695,699	2.8
WEC Energy Group	7,512,635	2.7
Union Pacific Corp.	7,395,078	2.7

Country Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2017

		Number of Shares/Units	Value
COMMON STOCK	91.6%
AUSTRALIA	2.1%
ELECTRIC—REGULATED ELECTRIC
Spark Infrastructure Group		2,990,832	$5,857,330

BRAZIL	3.1%
RAILWAYS	1.1%
Rumo SAa		810,536	3,169,230

WATER	2.0%
Cia de Saneamento Basico do Estado de Sao Paulo		519,369	5,375,158

TOTAL BRAZIL			8,544,388

CANADA	7.2%
PIPELINES—C-CORP	5.8%
Enbridge		277,175	10,840,034
Pembina Pipeline Corp.		143,691	5,202,369

			16,042,403

RAILWAYS	1.4%
Canadian Pacific Railway Ltd.		20,262	3,701,966

TOTAL CANADA			19,744,369

CHINA	1.6%
TOLL ROADS
Jiangsu Expressway Co., Ltd., Class H (HKD)		2,842,000	4,328,741

FRANCE	4.7%
AIRPORTS	1.2%
Aeroports de Paris		17,006	3,234,135

TOLL ROADS	3.5%
Eiffage SA		51,196	5,610,786
Vinci SA		40,089	4,095,780

			9,706,566

TOTAL FRANCE			12,940,701

GERMANY	2.3%
AIRPORTS	1.5%
Fraport AG		38,528	4,246,485

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares/Units	Value
ELECTRIC—REGULATED ELECTRIC	0.8%
Innogy SE, 144Ab		52,926	$2,074,968

TOTAL GERMANY			6,321,453

HONG KONG	2.8%
ELECTRIC—REGULATED ELECTRIC	2.0%
CLP Holdings Ltd.		533,000	5,454,265

WATER	0.8%
Guangdong Investment Ltd.		1,673,128	2,240,017

TOTAL HONG KONG			7,694,282

INDIA	2.0%
ELECTRIC—INTEGRATED ELECTRIC	0.7%
Azure Power Global Ltd. (USD)[a]		126,704	1,799,197

MARINE PORTS	1.3%
Adani Ports & Special Economic Zone Ltd.		576,958	3,676,296

TOTAL INDIA			5,475,493

ITALY	2.3%
COMMUNICATIONS—TOWERS
Infrastrutture Wireless Italiane S.p.A., 144Ab		838,462	6,237,374

JAPAN	4.6%
ELECTRIC—INTEGRATED ELECTRIC	1.6%
Kyushu Electric Power Co.		412,500	4,323,608

RAILWAYS	3.0%
West Japan Railway Co.		113,100	8,258,031

TOTAL JAPAN			12,581,639

MEXICO	0.8%
TOLL ROADS
OHL Mexico SAB de CV		1,368,798	2,231,846

NEW ZEALAND	1.7%
AIRPORTS
Auckland International Airport Ltd.		1,001,302	4,598,356

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares/Units	Value
SPAIN	5.3%
AIRPORTS	2.8%
Aena SME SA, 144Ab		37,952	$7,695,699

TOLL ROADS	2.5%
Ferrovial SA		310,939	7,060,538

TOTAL SPAIN			14,756,237

SWITZERLAND	0.1%
AIRPORTS
Flughafen Zuerich AG		957	218,908

THAILAND	2.2%
AIRPORTS
Airports of Thailand PCL		2,867,000	5,982,080

UNITED KINGDOM	1.3%
WATER
United Utilities Group PLC		323,905	3,627,574

UNITED STATES	47.5%
COMMUNICATIONS—TOWERS	9.0%
American Tower Corp.		77,697	11,085,031
Crown Castle International Corp.		123,391	13,697,635

			24,782,666

DIVERSIFIED	1.4%
Macquarie Infrastructure Co. LLC		59,351	3,810,334

ELECTRIC	18.7%
INTEGRATED ELECTRIC	6.2%
NextEra Energy		84,912	13,262,405
Pattern Energy Group		174,608	3,752,326

			17,014,731

REGULATED ELECTRIC	12.5%
Alliant Energy Corp.		162,196	6,911,172
Edison International		85,374	5,399,052
Great Plains Energy		173,050	5,579,132
WEC Energy Group		113,091	7,512,635

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares/Units	Value
Xcel Energy		186,818	$8,987,814

			34,389,805

TOTAL ELECTRIC			51,404,536

GAS DISTRIBUTION	3.8%
Atmos Energy Corp.		64,023	5,498,936
Southwest Gas Holdings		62,853	5,058,409

			10,557,345

PIPELINES	8.7%
PIPELINES—C-CORP	6.2%
Antero Midstream GP LP		169,066	3,333,982
Cheniere Energy[a]		83,099	4,474,050
Kinder Morgan		393,114	7,103,570
SemGroup Corp., Class A		70,802	2,138,220

			17,049,822

PIPELINES—MLP	2.5%
Hess Midstream Partners LP		111,621	2,211,212
MPLX LP		130,463	4,627,523

			6,838,735

TOTAL PIPELINES			23,888,557

RAILWAYS	2.7%
Union Pacific Corp.		55,146	7,395,078

WATER	3.2%
American Water Works Co.		96,403	8,819,910

TOTAL UNITED STATES			130,658,426

TOTAL COMMON STOCK (Identified cost—$212,821,475)			251,799,197

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares/Units	Value
SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15%[c]		4,418,332	$4,418,332

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,418,332)			4,418,332

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$217,239,807)	93.2%		256,217,529
OTHER ASSETS IN EXCESS OF LIABILITIES	6.8		18,824,490

NET ASSETS	100.0%		$275,042,019

Glossary of Portfolio Abbreviations

HKD	Hong Kong Dollar
MLP	Master Limited Partnership
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]	Resale is restricted to qualified institutional investors. Aggregate holdings amounted to $16,008,041 or 5.8% of the net assets of the Fund, of which 0.0% are illiquid.
[c]	Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

Sector Summary	% of Net Assets
Electric	25.9
Pipelines	14.5
Communications	11.3
Airports	9.5
Toll Roads	8.4
Other	8.4
Railways	8.2
Water	7.3
Gas Distribution	3.8
Diversified	1.4
Marine Ports	1.3

100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments in securities, at value (Identified cost—$217,239,807)	$256,217,529
Foreign currency, at value (Identified cost—$89,798)	89,942
Receivable for:
Fund shares sold	19,646,685
Investment securities sold	458,550
Dividends	441,723
Other assets	59,387

Total Assets	276,913,816

LIABILITIES:
Payable for:
Investment securities purchased	1,297,049
Foreign capital gains tax	237,641
Investment advisory fees	152,003
Shareholder servicing fees	32,086
Administration fees	8,502
Distribution fees	2,707
Fund shares redeemed	1,633
Directors’ fees	35
Other liabilities	140,141

Total Liabilities	1,871,797

NET ASSETS	$275,042,019

NET ASSETS consist of:
Paid-in capital	$235,202,964
Accumulated undistributed net investment income	511,144
Accumulated undistributed net realized gain	588,514
Net unrealized appreciation	38,739,397

$275,042,019

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2017

CLASS A SHARES:
NET ASSETS	$35,019,150
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,829,185

Net asset value and redemption price per share	$19.14

Maximum offering price per share ($19.14 ÷ 0.955)[a]	$20.04

CLASS C SHARES:
NET ASSETS	$21,359,840
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,118,416

Net asset value and offering price per share[b]	$19.10

CLASS I SHARES:
NET ASSETS	$218,459,478
Shares issued and outstanding ($0.001 par value common stock outstanding)	11,377,577

Net asset value, offering and redemption price per share	$19.20

CLASS R SHARES:
NET ASSETS	$85,441
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,455

Net asset value, offering and redemption price per share	$19.18

CLASS Z SHARES:
NET ASSETS	$118,110
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,150

Net asset value, offering and redemption price per share	$19.20

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Dividend income (net of $199,505 of foreign withholding tax)	$6,674,455

Expenses:
Investment advisory fees	1,766,127
Distribution fees—Class A	94,911
Distribution fees—Class C	163,243
Distribution fees—Class R	238
Shareholder servicing fees—Class A	37,964
Shareholder servicing fees—Class C	54,414
Shareholder servicing fees—Class I	121,949
Administration fees	112,159
Professional fees	105,972
Registration and filing fees	85,533
Transfer agent fees and expenses	68,753
Shareholder reporting expenses	58,260
Custodian fees and expenses	44,610
Directors’ fees and expenses	18,573
Miscellaneous	31,533

Total Expenses	2,764,239
Reduction of Expenses (See Note 2)	(121,949)

Net Expenses	2,642,290

Net Investment Income (Loss)	4,032,165

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $4,796 of foreign capital gains tax)	21,741,804
Foreign currency transactions	(16,911)

Net realized gain (loss)	21,724,893

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of $237,641 of foreign capital gains tax)	14,301,434
Foreign currency translations	5,244

Net change in unrealized appreciation (depreciation)	14,306,678

Net Realized and Unrealized Gain (Loss)	36,031,571

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,063,736

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$4,032,165	$3,969,900
Net realized gain (loss)	21,724,893	(3,541,734)
Net change in unrealized appreciation (depreciation)	14,306,678	16,514,477

Net increase (decrease) in net assets resulting from operations	40,063,736	16,942,643

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(576,516)	(523,549)
Class C	(159,247)	(199,000)
Class I	(3,227,389)	(2,911,355)
Class R	(854)	(185)
Class Z	(2,067)	(426)
Net realized gain:
Class A	(1,500,793)	—
Class C	(885,936)	—
Class I	(7,849,869)	—
Class R	(3,287)	—
Class Z	(4,844)	—
Return of capital:
Class A	—	(162,011)
Class C	—	(105,201)
Class I	—	(752,918)
Class R	—	(62)
Class Z	—	(106)

Total dividends and distributions to shareholders	(14,210,802)	(4,654,813)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	38,820,551	(18,432,304)

Total increase (decrease) in net assets	64,673,485	(6,144,474)
Net Assets:
Beginning of year	210,368,534	216,513,008

End of year[a]	$275,042,019	$210,368,534

[a]	Includes accumulated undistributed net investment income and dividends in excess of net investment income of $511,144 and $329, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2017	2016	2015	2014	2013
Net asset value, beginning of year	$17.04	$16.09	$18.59	$16.88	$14.49

Income (loss) from investment operations:
Net investment income (loss)[a]	0.29	0.29	0.28	0.25	0.20
Net realized and unrealized gain (loss)	2.91	1.01	(1.78)	1.71	2.42

Total from investment operations	3.20	1.30	(1.50)	1.96	2.62

Less dividends and distributions to shareholders from:
Net investment income	(0.28)	(0.27)	(0.29)	(0.21)	(0.23)
Net realized gain	(0.82)	—	(0.71)	(0.04)	—
Return of capital	—	(0.08)	—	—	—

Total dividends and distributions to shareholders	(1.10)	(0.35)	(1.00)	(0.25)	(0.23)

Net increase (decrease) in net asset value	2.10	0.95	(2.50)	1.71	2.39

Net asset value, end of year	$19.14	$17.04	$16.09	$18.59	$16.88

Total investment return[b,c]	18.90%	8.02%	–8.10%	11.57%	18.20%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$35.0	$31.4	$38.1	$48.6	$33.3

Ratio of expenses to average daily net assets	1.32%	1.35%	1.33%	1.36%	1.50%

Ratio of net investment income (loss) to average daily net assets	1.54%	1.70%	1.50%	1.36%	1.24%

Portfolio turnover rate	79%	89%	86%	36%	68%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.99	$16.05	$18.54	$16.84	$14.46

Income (loss) from investment operations:
Net investment income (loss)[a]	0.17	0.18	0.15	0.13	0.10
Net realized and unrealized gain (loss)	2.91	1.00	(1.76)	1.71	2.41

Total from investment operations	3.08	1.18	(1.61)	1.84	2.51

Less dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.16)	(0.17)	(0.10)	(0.13)
Net realized gain	(0.82)	—	(0.71)	(0.04)	—
Return of capital	—	(0.08)	—	—	—

Total dividends and distributions to shareholders	(0.97)	(0.24)	(0.88)	(0.14)	(0.13)

Net increase (decrease) in net asset value	2.11	0.94	(2.49)	1.70	2.38

Net asset value, end of year	$19.10	$16.99	$16.05	$18.54	$16.84

Total investment return[b,c]	18.19%	7.30%	–8.70%	10.88%	17.41%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$21.4	$21.1	$22.4	$26.1	$18.4

Ratio of expenses to average daily net assets	1.97%	2.00%	1.98%	2.01%	2.15%

Ratio of net investment income (loss) to average daily net assets	0.91%	1.04%	0.85%	0.72%	0.61%

Portfolio turnover rate	79%	89%	86%	36%	68%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2017	2016	2015	2014	2013
Net asset value, beginning of year	$17.09	$16.14	$18.64	$16.93	$14.52

Income (loss) from investment operations:
Net investment income (loss)[a]	0.35	0.34	0.33	0.30	0.26
Net realized and unrealized gain (loss)	2.93	1.01	(1.78)	1.71	2.43

Total from investment operations	3.28	1.35	(1.45)	2.01	2.69

Less dividends and distributions to shareholders from:
Net investment income	(0.35)	(0.32)	(0.34)	(0.26)	(0.28)
Net realized gain	(0.82)	—	(0.71)	(0.04)	—
Return of capital	—	(0.08)	—	—	—

Total dividends and distributions to shareholders	(1.17)	(0.40)	(1.05)	(0.30)	(0.28)

Net increase (decrease) in net asset value	2.11	0.95	(2.50)	1.71	2.41

Net asset value, end of year	$19.20	$17.09	$16.14	$18.64	$16.93

Total investment return[b]	19.30%	8.32%	–7.79%	11.82%	18.69%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$218.5	$157.8	$155.9	$175.9	$93.0

Ratio of expenses to average daily net assets (before expense reduction)	1.04%	1.08%	1.04%	1.10%	1.16%

Ratio of expenses to average daily net assets (net of expense reduction)	0.97%	1.07%	1.04%	1.10%	1.15%

Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.78%	1.97%	1.80%	1.63%	1.62%

Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.85%	1.98%	1.80%	1.63%	1.63%

Portfolio turnover rate	79%	89%	86%	36%	68%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,			For the Period October 1, 2014[a] through December 31, 2014
Per Share Operating Performance:	2017	2016	2015
Net asset value, beginning of period	$17.09	$16.14	$18.64	$18.44

Income (loss) from investment operations:
Net investment income (loss)[b]	0.25	0.26	0.25	0.04
Net realized and unrealized gain (loss)	2.93	1.02	(1.78)	0.26

Total from investment operations	3.18	1.28	(1.53)	0.30

Less dividends and distributions to shareholders from:
Net investment income	(0.27)	(0.25)	(0.26)	(0.10)
Net realized gain	(0.82)	—	(0.71)	—
Return of capital	—	(0.08)	—	—

Total dividends and distributions to shareholders	(1.09)	(0.33)	(0.97)	(0.10)

Net increase (decrease) in net asset value	2.09	0.95	(2.50)	0.20

Net asset value, end of period	$19.18	$17.09	$16.14	$18.64

Total investment return[c]	18.70%	7.89%	–8.22%	1.61%[d]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$85.4	$19.1	$8.8	$10.1

Ratio of expenses to average daily net assets	1.47%	1.49%	1.48%	1.52%[e]

Ratio of net investment income (loss) to average daily net asset	1.33%	1.49%	1.34%	0.98%[e]

Portfolio turnover rate	79%	89%	86%	36%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,			For the Period October 1, 2014[a] through December 31 2014
Per Share Operating Performance:	2017	2016	2015
Net asset value, beginning of period	$17.09	$16.13	$18.64	$18.44

Income (loss) from investment operations:
Net investment income (loss)[b]	0.36	0.36	0.38	0.07
Net realized and unrealized gain (loss)	2.92	1.01	(1.83)	0.25

Total from investment operations	3.28	1.37	(1.45)	0.32

Less dividends and distributions to shareholders from:
Net investment income	(0.35)	(0.33)	(0.35)	(0.12)
Net realized gain	(0.82)	—	(0.71)	—
Return of capital	—	(0.08)	—	—

Total dividends and distributions to shareholders	(1.17)	(0.41)	(1.06)	(0.12)

Net increase (decrease) in net asset value	2.11	0.96	(2.51)	0.20

Net asset value, end of period	$19.20	$17.09	$16.13	$18.64

Total investment return[c]	19.30%	8.45%	–7.79%	1.74%[d]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$118.1	$16.0	$22.8	$10.1

Ratio of expenses to average daily net assets	0.97%	1.00%	0.98%	1.02%[e]

Ratio of net investment income (loss) to average daily net assets	1.89%	2.10%	2.06%	1.49%[e]

Portfolio turnover rate	79%	89%	86%	36%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund), was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is total return. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of December 31, 2017.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Thailand	$5,982,080	$—	$5,982,080	$—
Other Countries	245,817,117	245,817,117	—	—
Short-Term Investments	4,418,332	—	4,418,332	—

Total Investments in Securities[a]	$256,217,529	$245,817,117	$10,400,412	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2017, a portion of the dividends has been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2017, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

For the year ended December 31, 2017 and through June 30, 2019, the investment advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10% . This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2017, fees waived and/or expenses reimbursed totaled $121,949.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. On June 13, 2017, the Board of Directors of the Fund approved an amendment to the Fund’s administration agreement with the investment advisor, effective October 1, 2017, increasing the administration fee to an annual rate of 0.04% of the average daily net assets of the Fund. For the year ended December 31, 2017, the Fund incurred $59,652 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2017, the Fund has been advised that the distributor received $13,060, which represents

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $2,618 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,706 for the year ended December 31, 2017.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2017, totaled $190,468,367 and $183,242,425, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2017	2016
Ordinary income	$3,966,073	$3,634,515
Long-term capital gain	10,244,729	—
Return of capital	—	1,020,298

Total dividends and distributions	$14,210,802	$4,654,813

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2017, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$221,103,656

Gross unrealized appreciation on investments	$37,903,954
Gross unrealized depreciation on investments	(3,143,801)

Net unrealized appreciation (depreciation) on investments	$34,760,153

Undistributed ordinary income	$500,000

Undistributed long-term capital gains	$4,578,902

During the year ended December 31, 2017, the Fund utilized net capital loss carryforwards of $5,146,669.

As of December 31, 2017, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and fund redemptions used as distributions. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $738,569, accumulated undistributed net realized gain was charged $1,183,950 and accumulated undistributed net investment income was credited $445,381. Net assets were not affected by this reclassification.

Note 5. Capital Stock

On December 6, 2016, the Board of Directors of the Fund approved an increase to the Fund’s authorized shares of capital stock. The Fund now is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 100 million of Class I capital stock, 50 million of Class R capital stock, 50 million of Class T capital stock and 50 million of Class Z capital stock. Class F shares and Class T shares are currently not available for purchase.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Board of Directors of the Fund may increase or decrease the number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A:
Sold	1,102,747	$20,879,305	372,604	$6,399,789
Issued as reinvestment of dividends and distributions	81,954	1,560,792	28,302	497,485
Redeemed	(1,198,188)	(22,869,047)	(928,126)	(16,081,561)

Net increase (decrease)	(13,487)	$(428,950)	(527,220)	$(9,184,287)

Class C:
Sold	220,323	$4,069,142	125,252	$2,128,033
Issued as reinvestment of dividends and distributions	44,396	844,364	11,777	206,664
Redeemed	(388,025)	(7,312,225)	(291,989)	(4,957,805)

Net increase (decrease)	(123,306)	$(2,398,719)	(154,960)	$(2,623,108)

Class I:
Sold	4,107,265	$78,037,073	2,926,104	$50,466,742
Issued as reinvestment of dividends and distributions	413,658	7,903,035	149,630	2,626,371
Redeemed	(2,380,730)	(44,448,301)	(3,502,307)	(59,719,530)

Net increase (decrease)	2,140,193	$41,491,807	(426,573)	$(6,626,417)

Class R:
Sold	3,449	$66,328	821	$14,556
Issued as reinvestments of dividends and distributions	186	3,550	4	67
Redeemed	(299)	(5,816)	(248)	(4,193)

Net increase (decrease)	3,336	$64,062	577	$10,430

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class Z:
Sold	5,262	$93,390	228	$3,893
Issued as reinvestment of dividends and distributions	329	6,276	17	308
Redeemed	(378)	(7,315)	(724)	(13,123)

Net increase (decrease)	5,213	$92,351	(479)	$(8,922)

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as “Brexit”) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions between the United States and other foreign powers, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the markets and the Fund. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Department of Labor’s (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the U.S. Securities and Exchange Commission’s (SEC) final rules and amendments to modernize reporting and disclosure and to develop and implement a Liquidity Risk Management Program for open-end investment companies could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was for periods ending after August 1, 2017. The adoption of these amendments, effective with these financial statements for the year ended

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2017, required amended and additional disclosures reflected herein, but had no effect on the Fund’s net assets or results of operations.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Global Infrastructure Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Infrastructure Fund, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2018

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

TAX INFORMATION—2017 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $3,966,073. Additionally, 69.34% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $10,907,740 at the 20% maximum rate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Election of Additional Director

Effective September 12, 2017, the Board of Directors voted to increase the number of directors on the Fund’s Board of Directors from twelve to thirteen and elected Daphne L. Richards as a Director of the Fund.

In addition to her tenure as a Director of various Cohen & Steers Funds, Ms. Richards has served as an Independent Director of Cartica Management, LLC since 2015. She has also been a Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015, a Member of the Advisory Board of Northeast Dutchess Fund since 2016, a Member of the “100 Women in Finance” Global Association Board and Chair of its Advisory Council since 2012, and has been the President and CIO of Ledge Harbor Management since 2016. Previously, Ms. Richards worked at Bessemer Trust Company from 1999 to 2014. Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996, Credit Suisse from 1990 to 1993, and Hambros International Venture Capital Fund from 1988 to 1989.

Changes to the Board of Directors

On December 5, 2017, the Board of Directors voted to decrease the number of directors on the Fund’s Board of Directors from thirteen to ten, effective January 1, 2018. Directors Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

mandatory retirement policy. Director Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAl) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers Year of Birth: 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991

Joseph M. Harvey Year of Birth: 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

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COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark Year of Birth: 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011

Bonnie Cohen Year of Birth: 1942	Director	—[5]	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001

George Grossman Year of Birth: 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

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COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean Junkans Year of Birth: 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive -In -Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate

Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015

Richard E. Kroon Year of Birth: 1942	Director	—[5]	Former member of Investment Committee, Monmouth University from 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

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COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis Year of Birth: 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2014 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	22	Since 2015

Jane F. Magpiong Year of Birth: 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School, from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015

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COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Richard J. Norman Year of Birth: 1943	Director	—[5]	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards Year of Birth: 1966	Director	Until Next Election of Directors

Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; Member of the 100 Women in Finance Global Association Board and Chair of its Advisory Council since 2012; President and CIO of Ledge Harbor Management since 2016; Previously, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.

				22	Since September 2017

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COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross Year of Birth: 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004

C. Edward Ward, Jr. Year of Birth: 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	22	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy. Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

Robert S. Becker 1969	Vice President	Senior Vice President of CSCM since 2003.	Since 2003

Benjamin Morton 1974	Vice President	Senior Vice President of CSCM since 2003.	Since 2004

Francis C. Poli 1962	Secretary and Chief Legal Officer	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since January 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]	Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

INSTITUTIONAL GLOBAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in global real estate securities

•	Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS

ACTIVE COMMODITIES STRATEGY FUND

•	Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

•	Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERREDAND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIESAND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS

REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

Bonnie Cohen

Director

George Grossman

Director

Dean Junkans

Director

Richard E. Kroon

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Richard J. Norman

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Robert S. Becker

Vice President

Benjamin Morton

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 8123

Boston, MA 02266

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol: Class	A—CSUAX
C—CSUCX
F—CSUFX*
I—CSUIX
R—CSURX
T—CSUTX*
Z—CSUZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F and Class T shares are currently not available for purchase.

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Annual Report December 31, 2017

Cohen & Steers

Global

Infrastructure

Fund

CSUAXAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark, Maginnis and Ross is a member of the board’s audit committee, and each is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2017 and December 31, 2016 for professional services rendered by the registrant’s principal accountant were as follows:

	2017	2016
Audit Fees	$40,890	$46,200
Audit-Related Fees	$0	$0
Tax Fees	$13,140	$15,100
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)        The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)    No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)        For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2017	2016
Registrant	$13,140	$15,100
Investment Advisor	$0	$0

(h)        The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: March 5, 2018